UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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SPEEDUS CORP. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held November 20, 2007

To the Stockholders of Speedus Corp.:

                 NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Speedus Corp., a Delaware corporation (“Speedus” or the “Company”), will be held at the Company’s Executive Offices, 9 Desbrosses Street, New York, New York 10013, on Tuesday, November 20, 2007, at 10:00 AM, Eastern time, or at any postponement or adjournment thereof for the following purposes:

1.	To elect five members to the Board of Directors of the Company to serve until the next annual meeting of stockholders to be held in 2008 (the “2008 Annual Meeting”) or until their successors are duly elected;

2.	To appoint independent auditors of the Company for the 2007 fiscal year to serve until the 2008 Annual Meeting or until their successors are duly elected;

3.	To approve an amendment to the Certificate of Incorporation, as amended, of the Company to enable the Company to implement a reverse stock split of all the issued and outstanding shares, as well as treasury shares, of the Company’s Common Stock at a ratio not to exceed one-for-six; and

4.	To act upon such other business as may properly come before the Annual Meeting.

                 In accordance with the provisions of the Company’s By-Laws, the Board of Directors has fixed the close of business on October 5, 2007 as the record date for the determination of the holders of Common Stock entitled to notice of, and to vote at, the Annual Meeting.

                 There are two options for voting your proxy. You can vote by telephoning a toll-free number or by completing, signing and returning the enclosed proxy card in the envelope provided. In either case, please follow the instructions on the proxy card. To ensure that your shares are represented at the Annual Meeting, you are urged to vote your proxy in one of these fashions. You may revoke your proxy at any time before it is voted at the Annual Meeting. If you attend the Annual Meeting, you may vote your shares in person.

                Your attention is directed to the accompanying Proxy Statement.

By Order of the Board of Directors Shant S. Hovnanian

Chairman, President and Chief Executive Officer

October __, 2007

9 Desbrosses Street, Suite 402 New York, New York 10013

ANNUAL MEETING OF STOCKHOLDERS November 20, 2007

GENERAL INFORMATION

                 This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Speedus Corp. (“Speedus” or the “Company”), a Delaware corporation, to be voted at the Annual Meeting of Stockholders of the Company to be held at the Company’s Executive Offices, 9 Desbrosses Street, New York, New York 10013, on Tuesday, November 20, 2007, at 10:00 AM, Eastern time, or at any postponement or adjournment thereof. This Proxy Statement, the Notice of Annual Meeting and the accompanying form of proxy are first being mailed to stockholders on or about October __, 2007.

                 Only holders of record of the Company’s common stock, par value $.01 per share (“Common Stock”), at the close of business on October 5, 2007 (the “Record Date”), are entitled to vote on the matters to be presented at the Annual Meeting. The number of shares of Common Stock outstanding on the Record Date and entitled to vote was 15,967,640. Holders of Common Stock are entitled to one vote on each matter to be voted upon by the stockholders at the Annual Meeting for each share held.

                 At the Annual Meeting, stockholders will be asked to:

(1) elect five directors (the “Nominees”) to the Board to serve until the 2008 Annual Meeting or until their successors are duly elected (the “Board Proposal”);

(2) appoint the firm of PricewaterhouseCoopers LLP, independent auditors, to serve as the Company’s independent auditors for the 2007 fiscal year until the 2008 Annual Meeting (the “Independent Auditors Proposal”); and

(3) approve an amendment to the Certificate of Incorporation, as amended, of the Company to enable the Company to implement a reverse stock split of all the issued and outstanding shares, as well as treasury shares, of the Company’s Common Stock at a ratio not to exceed one-for-six(the “Reverse Stock Split Proposal” and, these proposals collectively, “the Proposals”).

At the Annual Meeting, stockholders may also be asked to consider and take action with respect to such other matters as may properly come before the Annual Meeting.

[QUORUM AND VOTE REQUIREMENTS]

                 The presence, in person or by proxy, of holders of record of a majority of the shares of Common Stock issued and outstanding and entitled to vote is required for a quorum to transact business at the Annual Meeting, but if a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. The Proposals will be determined by the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting. Broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) and shares for which duly executed proxies have been received but with respect to which holders of shares have abstained from voting will be treated as present for purposes of determining the presence of a quorum at the Annual Meeting. Broker “non-votes” are only counted for purposes of determining whether a quorum is present and, therefore, will not be included in vote totals and will have no effect on the outcome of the votes on the proposals to be acted upon at the Annual Meeting. Abstentions will be counted as present and entitled to vote, and will have the effect of a negative vote with respect to the proposals to be acted upon at the Annual Meeting.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

                 This proxy statement contains forward-looking statements, including statements regarding the potential benefits of a reverse stock split and our expectation that a reverse stock split could result in the following: additional investment in the Company, potential for a higher stock price, increased investor interest, and an increase in both the marketability of our stock to potential new investors and the ability of large institutional investors to hold our shares. The words “believe,” “expect,” “will,” “may” and similar phrases are intended to identify such forward-looking statements. Such statements reflect the current views and assumptions of the Company and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. These risks include, but are not limited to, risks relating to the volatility of our stock price, general market and economic conditions, the development and sale of our products, and the nature of the Company’s stockholders and potential stockholders. For a discussion of these and other risk factors that could affect our business, see “Risk Factors” in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2006 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2007.

SOLICITATION AND REVOCATION

                 PROXIES IN THE FORM ENCLOSED ARE BEING SOLICITED BY, OR ON BEHALF OF, THE BOARD. THE PERSONS NAMED IN THE ACCOMPANYING FORM OF PROXY HAVE BEEN DESIGNATED AS PROXIES BY THE BOARD.

                 All Common Stock represented by properly executed proxies which are returned and not revoked prior to the time of the Annual Meeting will be voted in accordance with the instructions given. If no instructions are provided in an executed proxy, it will be voted (1) FOR the Board Proposal, (2) FOR the Independent Auditors Proposal, (3) [FOR the Reverse Stock Split Proposal,] and in accordance with the proxyholder’s best judgment as to any other business raised at the Annual Meeting. Any stockholder who executes a proxy may revoke it at any time before it is voted by delivering to the Company a written statement revoking such proxy, by executing and delivering a later dated proxy, or by voting in person at the Annual Meeting. Attendance at the Annual Meeting by a stockholder who has executed and delivered a proxy to the Company shall not in and of itself constitute a revocation of such proxy.

                 The Company will bear the costs of soliciting proxies, which will be done initially by mail. Directors, officers and employees of the Company personally, by telephone or otherwise, may solicit proxies but will not be specifically compensated for such services. Arrangements have been made with brokerage firms and other nominees to forward proxy materials to beneficial owners of the Company’s Common Stock. The Company will pay these entities customary and reasonable fees and expenses. The Company may also retain third parties for advisory, information agent and ballot solicitation services. The Company will pay these third parties customary and reasonable fees and expenses.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                 The following table sets forth information as of September 30, 2007 with respect to the beneficial ownership of our stock by (i) each person known by us to be the beneficial owner of more than 5% of the Common Stock; (ii) each person serving as a director or director nominee of the Company; (iii) each of our executive officers, and (iv) all of our directors and executive officers as a group. Unless otherwise indicated, all shares are owned directly and the indicated owner has sole voting and dispositive power with respect thereto.

	Common Stock Beneficially Owned (1)

Beneficial Owner	Number	Percent

Shant S. Hovnanian (2)(3)	4,672,012	26.0
Vahak S. Hovnanian (4)	2,905,655	16.2
William F. Leimkuhler (5)	120,250	*
Jeffrey Najarian (6)	100,000	*
Christpher Vizas (7)	90,000	*
Thomas M. Finn (8)	133,408	*
John Kallassy (9)	493,467	2.7
XO Holdings, Inc. (10)	2,000,000	11.1

All Directors and Executive Officers as a group (total 7 persons)	8,514,792	47.4

                  (1)          Pursuant to the regulations of the Securities and Exchange Commission (the “Commission”), shares are deemed to be “beneficially owned” by a person if such person directly or indirectly has or shares (i) the power to vote or dispose of such shares, whether or not such person has any pecuniary interest in such shares, or (ii) the right to acquire the power to vote or dispose of such shares within 60 days, including any right to acquire through the exercise of any option, warrant or right.

                 (2)           Includes options to purchase 1,033,100 shares of Common Stock pursuant to the Stock Incentive Plan, which are fully vested and exercisable.

                 (3)           Includes 137,500 shares of Common Stock owned by Mr. Shant S. Hovnanian’s minor children for which Mr. Hovnanian, as custodian, has sole voting power.

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                 (4)           Includes options to purchase 116,500 shares of Common Stock pursuant to the Stock Incentive Plan, which are fully vested and exercisable, including options for 10,000 shares of Common Stock that will be automatically granted upon election to the Board at the 2006 Annual Meeting.

                  (5)          Includes options to purchase 112,250 shares of Common Stock pursuant to the Stock Incentive Plan, which are fully vested and exercisable, including options for 10,000 shares of Common Stock that will be automatically granted upon election to the Board at the 2006 Annual Meeting.

                 (6)           Includes options to purchase 100,000 shares of Common Stock pursuant to the Stock Incentive Plan, which are fully vested and exercisable, including options for 10,000 shares of Common Stock that will be automatically granted upon election to the Board at the 2006 Annual Meeting.

                 (7)           Includes options to purchase 90,000 shares of Common Stock pursuant to the Stock Incentive Plan, which are fully vested and exercisable, including options for 10,000 shares of Common Stock that will be automatically granted upon election to the Board at the 2006 Annual Meeting.

                 (8)           Includes options to purchase 133,408 shares of Common Stock pursuant to the Stock Incentive Plan, which are fully vested and exercisable.

                 (9)           Includes options to purchase 404,167 shares of Common Stock pursuant to the Stock Incentive Plan, which are fully vested and exercisable.

                 (10)         Pursuant to a Stock Purchase Agreement dated as of June 13, 1999, the Company is required to use all reasonable efforts, subject to fiduciary duties under applicable law, to cause an XO Communications, Inc. representative to be elected to the Company’s Board.

                 In addition, Verizon Communications Inc., formerly Bell Atlantic Corporation, has the right to appoint one director to the Board, so long as Verizon shall hold at least 1% of the shares of Common Stock outstanding on a fully diluted basis.

EXECUTIVE OFFICERS OF THE COMPANY

                 The table below sets forth the names, ages and titles of the persons who were executive officers of the Company as of September 30, 2007.

Name	Age	Position

Shant S. Hovnanian	48	Chairman of the Board of Directors, President and Chief Executive Officer
Thomas M. Finn	59	Secretary, Treasurer and Chief Financial Officer
John A. Kallassy	43	Executive Vice President

                 Shant S. Hovnanian has served as our Chairman of the Board of Directors, President and Chief Executive Officer since October 1995. From June 1980 until January 1991, Mr. Hovnanian served as Executive Vice President of the V. S. Hovnanian Group (the “Hovnanian Group”), consisting of home building operations, real estate development and utility companies. In 1995, Mr. Hovnanian served as a U.S. Delegate to the World Radio Conference of the International Telecommunications Union in Geneva, Switzerland. Mr. Hovnanian is the son of Mr. Vahak S. Hovnanian.

                 Thomas M. Finn has served as Secretary, Treasurer and Chief Financial Officer since March 2003. Mr. Finn has been a consultant since 1994. Prior to that time, Mr. Finn was a Senior Vice President of Integrated Resources, Inc., a diversified financial services firm, and was the Chief Financial Officer of Integrated’s publicly-traded investment programs, including American Real Estate Partners, L.P., a New York Stock Exchange master limited partnership. Previously, Mr. Finn was an Audit Manager for Deloitte & Touche LLP. Mr. Finn is a graduate of Long Island University.

                John A. Kallassy has served as Executive Vice President since September 2000 and Chief Executive Officer of Zargis Medical Corp. since November 2004. In addition to developing and executing Zargis’ business strategy, Mr. Kallassy is also responsible for evaluating new business investment opportunities at Speedus within several business sectors. Prior to his leadership roles at Speedus and Zargis, Mr. Kallassy was a founder and Chief Executive Officer of American Data Consultants, Inc. (ADC), a firm specializing in information services, direct marketing and marketing research. Mr. Kallassy sold ADC to R.L. Polk in 1997 and continued his employment for three years at R.L. Polk as the ADC division president and later as a corporate vice president where he led the product management and analytical consulting groups for a $100 million business unit that was ultimately sold to Equifax Inc. Mr. Kallassy holds a Bachelor of Science Degree in Biochemistry that was completed at Leeds University in Leeds, England and earned his MBA from the Johnson School of Management at Cornell University.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

                 The Board of Directors evaluates each year the independence of each director and nominee for election as a director in accordance with the elements of independence set forth in the Nasdaq listing standards. In 2006, the Board conducted a review of director independence. As a result of this review, the Board affirmatively determined that each of the following non-employee directors is independent and has no relationship with the Company, except as a director and stockholder: William F. Leimkuhler, Jeffrey Najarian and Christopher Vizas.

Governance and Nominating Committee

                 The Governance and Nominating Committee of the Board (the “Nominating Committee”), currently consists of Christopher Vizas (Chairman), William F. Leimkuhler and Jeffrey Najarian, and each member of the Governance and Nominating Committee is considered independent pursuant to Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The Nominating Committee identifies and submits on an annual basis to the full Board nominees to be placed on the ballot for election to the Board at each annual meeting of stockholders.

                 The Nominating Committee will consider suggested nominees to be placed on the ballot for election to the Board at each annual meeting of stockholders in accordance with applicable rules and regulations promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Nominating Committee may receive recommendations for director nominees from a variety of sources, including stockholders, management, Board members and third party search firms. Stockholders may recommend any person to be a director of the Company by writing to the Company’s Secretary. Each submission must include (i) a brief description of the candidate, (ii) the candidate’s name, age, business address and residence address, (iii) the candidate’s principal occupation and the number of shares of the Company’s capital stock beneficially owned by the candidate and (iv) any other information that would be required under the rules of the Securities and Exchange Commission in a proxy statement listing the candidate as a nominee for director. Recommended candidates may be required to provide additional information.

                 The Nominating Committee will review all candidates and subject all candidates to the same review criteria. Board members should be qualified, dedicated and ethical individuals who have experience relevant to the Company’s operations and understand the complexities of the Company’s business environment. The Nominating Committee further develops recommendations regarding the appropriate skills and characteristics required of Board members in the context of the current composition of the Company’s Board, and these recommendations are submitted to the Board for review and approval. In conducting this assessment, the Nominating Committee considers knowledge, skills, experience in business, finance, administration, relevant technical disciplines and other attributes that the Nominating Committee determines will contribute to the Company’s success and achievement of its business goals. In addition, at least a majority of the Company’s Board must be independent, all members of the Audit Committee must be independent and also satisfy heightened independence and qualification criteria and all of the members of the Compensation Committee and the Nominating Committee must be independent.

                 The Nominating Committee has adopted a charter which is available in the Investor Relations section of the Company’s website at www.speedus.com.

Audit Committee

                The Audit Committee of the Board currently consists of William F. Leimkuhler (Chairman), Jeffrey Najarian and Christopher Vizas, and each member of the Audit Committee is considered independent pursuant to Rule 4200(a)(15) of the National Association of Securities Dealers listing standards.. The Audit Committee has the duties and responsibilities set out in the Audit Committee Charter. Those include: selection and appointment of the independent auditor, review of its independence and of other services provided by it, and of the fees and other arrangements regarding its services; review with the independent auditor and management of the scope of the audit, and of significant financial reporting issues and judgments; review with the independent auditor and management of the annual audited financial statements and of the quarterly financial statements; and review with the independent auditor and management of the quality and adequacy of internal controls. The Board has determined that Mr. Leimkuhler is an “audit committee financial expert” within the meaning of the rules of the Securities and Exchange Commission.

                The Audit Committee has adopted a charter which is available in the Investor Relations section of the Company’s website at www.speedus.com.

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Compensation Committee

                 The Compensation Committee of the Board currently consists of Jeffrey Najarian (Chairman), Christopher Vizas and William F. Leimkuhler, and each member of the Compensation Committee is considered independent pursuant to Rule 4200(a)(15) of the National Association of Securities Dealers listing standards.. The Compensation Committee establishes and administers the Company’s policies regarding compensation. In addition, the Compensation Committee, as well as the Board of Directors, administers the Company’s Stock Incentive Plan and determines which eligible employees and consultants of the Company may participate in the Plan and the type, extent and terms of the awards to be granted to them.

Code of Ethics

                The Company is committed to conducting its business in accordance with applicable laws, rules and regulations and to full and accurate financial disclosure in compliance with applicable law. In order to promote honest and ethical conduct, the Board of Directors has adopted a Code of Business Conduct and Ethics applicable to all directors, officers, employees and agents of the Company and a Code of Ethics for the Chief Executive Officer and Senior Financial Officers.

                 The Code of Business Conduct and Ethics and the Code of Ethics for the Chief Executive Officer and Senior Financial Officers are available in the Investor Relations section of the Company’s website at www.speedus.com.

Board of Directors Meetings; Board Committee Meetings

                 During 2006, the Board met six times, the Audit Committee met five times, the Compensation Committee met two times and the Nominating Committees met one time. All of the directors attended at least 75% of the aggregate of: (i) the total number of meetings of the Board of Directors held during the period for which he has been a director, and (ii) the total number of meetings held by all committees of the board on which he served during the periods that he served, except for Mr. Vahak S. Hovnanian. The Company encourages but does not require Directors to attend its annual meeting of stockholders; however, all Directors attended the 2006 Annual Meeting.

Communication with the Board of Directors

                 You can contact any Director by writing to such Director c/o Corporate Secretary, Speedus Corp., 9 Desbrosses Street, Suite 402, New York, New York, 10013. The Corporate Secretary will promptly forward any communication unaltered to the Director.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                Under the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of the outstanding Common Stock are required to report their initial ownership of Common Stock and any subsequent changes in that ownership to the Commission. Specific due dates for these reports have been established by the Commission and the Company is required to disclose in this Proxy Statement any failure by such persons to file these reports in a timely manner during the 2006 fiscal year. The Company prepares these reports for our directors and executive officers on the basis of information obtained from them and from Speedus’ records. Based on information available to us during fiscal year 2006, we believe that all applicable Section 16(a) filing requirements were met.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Determination of Compensation

                 Our compensation policy for all of our executive officers is formulated and administered by the Compensation Committee of the Board. Compensation of our executive officers, exclusive of the Chief Executive Officer, is developed and approved by the Chief Executive Officer, subject to oversight by the Compensation Committee. Compensation of the Chief Executive Officer is developed and approved by the Compensation Committee. The Compensation Committee, as well as the Board of Directors, also administers the Company’s 2005 Stock Incentive Plan (the “Plan”), under which grants of various stock-based incentives may be made to employees (including executive officers), directors and consultants.

                 The primary goals of our compensation policy are to attract, retain and motivate skilled executive officers and to provide incentives for them to act in the best interests of our stockholders. In determining the level of executive compensation, certain quantitative and qualitative factors, including, but not limited to, the Company’s operating and financial performance, the individual’s level of responsibilities, experience, commitment, leadership and accomplishments relative to stated objectives, and marketplace conditions are taken into consideration.

Elements of Compensation

                 Our compensation program for executives consists of four key elements, each discussed in greater detail below: (1) base salary, (2) performance-based  bonuses, (3) grants of stock-based incentives, and (4) other benefits and perquisites.

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                 Base Salary.  Base salaries for executive officers are intended to provide a fixed component of compensation. In setting base salary amounts for our executive officers other than the Chief Executive Officer, the Compensation Committee takes into account such factors as competitive industry salaries, the executive’s scope of responsibilities, as well as the individual’s performance and contribution to the business.

                 Performance Bonus.   Executive officers have an opportunity to receive performance-based cash bonus awards based on the overall performance of the Company and on specific individual performance targets. When paid, these bonuses are intended to compensate and reward executives for their contribution to the achievement of our financial and strategic goals.

                 Stock-based Incentives. Executive officers also have an opportunity to receive grants of stock-based incentives, which have historically consisted of options to purchase the Company’s common stock. These awards are granted under our 2005 Stock Incentive Plan (the “Stock Incentive Plan”) and provide our executives with the incentive to remain employed with the Company for longer periods of time, which, in turn, provides the Company with greater stability. Equity awards also are less costly to the Company than cash compensation.

                 Other Benefits and Perquisites. Executive officers receive the same general health and welfare benefits offered to all employees. Except as provided in individual employment agreements, we provide no other perquisites to executive officers. With respect to the perquisites that are provided, we believe that such perquisites assist us in attracting and retaining talented executives in a highly competitive market. A discussion of the employment agreements to which we are a party is set forth below in the “Narrative Disclosure to the Summary Compensation and Grants of Plan-Based Awards Tables.”

Section 162(m) of the Code.

                Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally limits the deductibility by the Company of compensation paid in any one year to any executive officer named in the Summary Compensation Table to $1,000,000. Option awards under the Plan made in conformity with the “performance-based” exemption from Section 162(m) will be exempt from the limits of Section 162(m). While our policy has always been to pursue a strategy of maximizing the deductibility of compensation for all of our employees, the Compensation Committee believes it is important to maintain the flexibility to take actions it considers to be in the best interest of the Company and its stockholders, which may be based on considerations in addition to Section 162(m). In 2004, as provided under the terms of his employment contract, Shant S. Hovnanian, our Chief Executive Officer and Chairman of the Board, received a contingent participation in the proceeds of the settlement in the amount of $2,845,186 when our wholly-owned subsidiary, CellularVision Technology & Telecommunications, L.P. (“CT&T”) received $15 million from a former international licensee in settlement of litigation that CT&T had initiated in May 2001. Except as stated in the preceding sentence, through 2006 none of our executive officers were paid cash compensation in excess of $1,000,000.

Summary Compensation Table

                 The following table sets forth the salary and bonus, as well as certain other compensation, paid to or accrued by each of our Chief Executive Officer, Chief Financial Officer, and Executive Vice President (the “Named Executive Officers”) for the years ended December 31, 2006, 2005 and 2004 in all capacities in which they served.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards (1)	Non-Equity Incentive Plan Compen- sation	Non- qualified Deferred Compen- sation Earnings	All Other Compen- sation (2)	Total

Shant S. Hovnanian	2006	$268,750	$—	$—	$484,000	$—	$—	$164,780	$917,530
Chief Executive Officer	2005	250,000	—	—	—	—	—	158,411	408,411
	2004	250,000	2,845,186	—	—	—	—	144,000	3,239,186
Thomas M. Finn	2006	$220,325	$—	$—	$—	$—	$—	$—	$220,325
Chief Financial Officer	2005	191,000	—	—	—	—	—	—	191,000
	2004	198,000	—	—	—	—	—	—	198,000
John A. Kallassy	2006	$225,000	$24,000	$—	$—	$—	$—	$—	$249,000
Executive Vice President	2005	216,666	12,500	—	69,000	—	—	—	298,166
	2004	175,000	50,000	—	—	—	—	—	225,000

(1) In determining the aggregate grant date fair value for the option awards, the stock options were valued using the Black-Scholes option pricing model. For information on the key assumptions used in valuing the options, see “Notes to Consolidated Financial Statements – Note 2, Summary of Significant Accounting Policies – Stock Options.”

                  (2)  Under the terms of his employment contract, Mr. Hovnanian is entitled to certain benefits, which are discussed in further detail below in the “Narrative Disclosure to the Summary Compensation and Grants of Plan-Based Awards Tables.” The amount shown in the table above represents the total cost of these items to the Company without adjustment for the portion

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of these costs allocable to business use by the Company. In addition, as discussed above, in February 2004, CT&T received $15 million from a former international licensee in settlement of litigation that CT&T instituted in May 2001. In connection with the settlement and as provided under the terms of his employment agreement, Mr. Hovnanian received a contingent participation in the proceeds of the settlement in the amount of $2,845,186.

Grants of Plan-Based Awards Table

                The following table sets forth information concerning individual grants of options to purchase our common stock made to Named Executive Officers during 2006.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stocks	All Other Option Awards: Number of Securities Underlying Options (1)	Exercise or Base Price of Option Awards

Name	Grant Date	Thresh- hold	Target	Maximum	Thresh- hold	Target	Maximum

Shant S. Hovnanian	8/10/06	$—	$—	$—	$—	$—	$—	—	400,000	$1.27

                 (1)    These stock options are currently fully vested.

Narrative Disclosure to the Summary Compensation and Grants of Plan-Based Awards Table

                 Employment Agreement with Chief Executive Officer. Until April 25, 2005, we were party to an employment agreement with Shant S. Hovnanian, our current Chairman and Chief Executive Officer of the Company. The agreement provided that Mr. Hovnanian would act as our President and Chief Executive Officer. Under the agreement, Mr. Hovnanian was entitled to an annual base salary of $250,000 and was eligible to receive an annual performance-based bonus in an amount equal to at least 50% of his base salary, as well as a contingent bonus based on certain performance factors. The agreement also entitled Mr. Hovnanian to use of a company-provided apartment and car, a country club membership (which Mr. Hovnanian never took advantage of), and a $1,000,000 term life insurance policy with the beneficiary designated by Mr. Hovnanian. Pursuant to the agreement Mr. Hovnanian was granted 250,000 stock options with an exercise price equal to the fair market value of our stock as of the effective date of the agreement. The options were fully vested and immediately exercisable when granted.

                In April 2006, the Compensation Committee approved a new employment agreement for Mr. Hovnanian, effective as of April 1, 2006. The new agreement is set to expire on April 1, 2009 and provides for an annual base salary of $275,000. Mr. Hovnanian is also eligible to receive an annual performance based bonus equal to at least 50% of his base salary, use of a company-provided apartment and car, a country club membership, and a $2,000,000 term life insurance policy with the beneficiary designated by Mr. Hovnanian. Under the new agreement, on August 10, 2006, Mr. Hovnanian was granted 400,000 stock options with an exercise price equal to the fair market value of our stock as of the effective date of the agreement. The options were fully vested and immediately exercisable. Pursuant to the agreement, in the event that Mr. Hovnanian terminates his employment with us for “good reason” (as defined in the agreement), he will be entitled to receive continuation of his base salary for six months following such termination. In addition, in the event that we terminate Mr. Hovnanian’s employment without “cause” (as defined in the agreement), or Mr. Hovnanian terminates his employment with us within 30 days following a “change in control” of the Company (as defined in the agreement), Mr. Hovnanian will be entitled to a severance amount equal to the equivalent of two years’ base salary and benefits, payable either in a lump sum or in installments. Note that if Mr. Hovnanian terminates his employment within 30 days following a “change in control” of the Company, such termination is deemed a termination without “cause” for purposes of his agreement.

                 Employment Agreement with Executive Vice President. We are party to an employment agreement with Mr. Kallassy, our Executive Vice President, which was effective as of September 5, 2000. The agreement, which has no term, provides for an annual salary of $175,000, subject to periodic review, and a total annual bonus of up to $50,000 based on Mr. Kallassy’s attainment of certain performance goals. Under this agreement, Mr. Kallassy was granted 225,000 stock options with an exercise price equal to the fair market value of our stock as of the effective date of the agreement. Of the total, 18,750 of the options were fully vested and immediately exercisable as of the date of grant. The remaining 206,250 options vested ratably on a quarterly basis and are now fully vested and exercisable. In 2005, Mr. Kallassy’s bonus and salary were combined and the aggregate total paid as salary.

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2005 Stock Incentive Plan

                 We maintain the 2005 Stock Incentive Plan pursuant to which we grant stock options and other share-based incentive awards to our employees and directors. Generally, awards granted under the Plan vest and, where applicable, become exercisable according to the terms set forth in each individual award agreement. In the event of a “change in control” of the Company (as defined in the Plan), all outstanding awards will become immediately vested. Further, upon the occurrence of a “corporate event” (as defined in the Plan), the Compensation Committee may, in its sole discretion, provide for the cancellation of outstanding awards upon the consummation of such event and the payment of an amount in cash or property in exchange for the cancellation of the awards.

Outstanding Equity Awards at Fiscal Year-End

                The following table sets forth information regarding the outstanding stock option awards held by the Named Executive Officers as of December 31, 2006. None of the Named Executive Officers have ever received any stock awards.

Name			Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date

	Number of Securities Underlying Unexercised Options

	Exercisable	Unexercisable

Shant S. Hovnanian	5,400	—	—	$0.890	12/2/2008
	250,000	—	—	4.840	6/11/2009
	127,700	—	—	1.000	4/3/2011
	250,000	—	—	1.100	4/25/2012
	400,000	—	—	1.270	8/10/2016
Thomas M. Finn	2,000	—	—	$0.890	12/2/2008
	20,000	—	—	4.840	6/11/2009
	131	—	—	5.340	4/30/2009
	141	—	—	5.200	5/31/2009
	11,136	—	—	1.000	4/3/2011
	100,000	—	—	1.175	6/10/2013
John Kallassy	225,000	—	—	$3.000	9/5/2010
	112,500	—	—	1.000	4/3/2011
	33,333	66,667	—	1.500	7/15/2015

Option Exercises and Stock Vested

                None of the Named Executive Officers exercised any stock options during 2006 and none of the Named Executive Officers have ever received any stock awards.

Potential Payments Upon a Termination or Change in Control

                Pursuant to his employment agreement, upon certain terminations of employment Mr. Hovnanian is entitled to payments of compensation and benefits. The table below reflects the amount of compensation and benefits payable to Mr. Hovnanian in the event of (i) termination by the Company for “cause” or by Mr. Hovnanian without “good reason” (“Voluntary Termination”); (ii) termination by the Company without “cause” (“Without Cause Termination”); (iii) resignation by Mr. Hovnanian with “good reason” (“Good Reason Termination”) and (iv) termination by reason of Mr. Hovnanian’s death or disability. The amounts shown assume that the applicable triggering event occurred on December 31, 2006, and therefore are estimates of the amounts that would be paid to Mr. Hovnanian upon the occurrence of such triggering event.

                In addition, pursuant to the Plan, all awards granted thereunder become immediately vested upon a “change in control” of the Company. The table below reflects the value of the acceleration of Mr. Kallassy’s unvested stock options in the event that a “change in control” had occurred on December 31, 2006. However, at December 31, 2006, the exercise price of Mr. Kallassy’s options was above the closing price of the Company’s Common Stock on that date.

Name	Voluntary Termination	Without Cause Termination	Good Reason Termination	Death or Disability	Change in Control

Shant S. Hovnanian	$0	$880,000	$137,500	$0	$880,000
John Kallassy	$0	$112,500	$0	$0	$0
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Director Compensation

                 The following table sets forth information regarding the cash fees, as well as certain other compensation, paid to or accrued by our directors for the year ended December 31, 2006.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards (1) (2)	Non-Equity Incentive Plan Compen- sation	Change in Pension Value and Nonqualified Deferred Compen- sation Earnings	All Other Compen- sation	Total

Vahak S. Hovnanian	$24,000	$—	$11,300	$—	$—	$—	$35,300
William F. Leimkuhler	72,000	—	11,300	—	—	—	83,300
Jeffrey Najarian	24,000	—	11,300	—	—	—	35,300
Christopher Vizas	72,000	—	11,300	—	—	—	83,300

                (1) In determining the aggregate grant date fair value, the stock options were valued using the Black-Scholes option pricing model. For information on the key assumptions used in valuing the options, see “Notes to Consolidated Financial Statements – Note 2, Summary of Significant Accounting Policies – Stock options.”

                (2) At December 31, 2006, Messrs. Hovnanian, Leimkuhler, Najarian and Vizas held stock options in aggregate amounts of 107,500, 110,250, 90,000 and 80,000, respectively.

                During 2006, our directors who are not officers or employees (“Non-Employee Directors”) received an annual retainer of $24,000. Mr. Leimkuhler received an additional retainer for services as a director of two of the Company’s majority-owned subsidiaries, as lead outside director of the Company and as the Chairman of the Company’s Audit Committee in the aggregate amount of $48,000. Mr. Vizas received an additional retainer for services as a director of two of the Company’s subsidiaries and as the Chairman of the Company’s Governance and Nominating Committee in the aggregate amount of $48,000. In addition, upon their initial election to the Board and in accordance with the Plan, new Non-Employee Directors are granted options to purchase 5,000 shares of our common stock that are fully vested and immediately exercisable. Upon the date of each annual meeting, Non-Employee Directors are granted options at fair market value to purchase an additional 10,000 shares of common stock that are fully vested and immediately exercisable. Our directors who are also officers or employees do not receive any additional compensation for serving on the Board or on any Board committee.

Compensation Committee Interlocks and Insider Participation

                No interlocking relationship exists between the Board of Directors or the Compensation Committee and the Board of Directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

Compensation Committee Report

                 The Compensation Committee has reviewed and discussed the discussion and analysis of the Company’s compensation which appears above with management and, based on such review and discussion, the Compensation Committee recommended to the Company’s Board of Directors that the above disclosure be included in this proxy statement.

By the Compensation Committee of the Board of Directors:
Jeffrey Najarian (Chairman)
Christopher Vizas
William F. Leimkuhler
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Equity Compensation Plans

                 The following table sets forth certain information as of December 31, 2006 for all compensation plans, including individual compensation arrangements, under which equity securities of the Company are authorized for issuance:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for further issuance

Equity compensation plans approved by security holders	2,161,459	$2.07	734,368
Equity compensation plans not approved by security holders
Total	2,161,459	$2.07	734,368

AUDIT COMMITTEE REPORT

                Management is responsible for the Company’s internal control, consolidated financial statements and the financial reporting process. PricewaterhouseCoopers LLP served as the Company’s independent public accountants in 2006 and is responsible for expressing an opinion on those consolidated financial statements based upon an audit in accordance with auditing standards generally accepted in the United States of America. The Committee’s responsibilities include the monitoring and oversight of these processes.

                The Committee has met and held discussions with management and PricewaterhouseCoopers. The Committee has also reviewed and discussed the 2006 quarterly and annual consolidated financial statements with management and PricewaterhouseCoopers. The Committee has also discussed with Pricewaterhouse Coopers matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees”, issued by the Auditing Standards Board of the American Institute of Certified Public Accountants.

                PricewaterhouseCoopers has also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees” and the Committee discussed with PricewaterhouseCoopers that firm’s independence.

                Based upon the Committee’s review and discussion of the 2006 annual consolidated financial statements with management and PricewaterhouseCoopers, the Committee recommended to the Board of Directors that the Company’s audited 2006 consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 filed with the Securities and Exchange Commission.

By the Audit Committee of the Board of Directors:
William F. Leimkuhler (Chairman)
Jeffrey Najarian
Christopher Vizas
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PROPOSAL 1—THE BOARD PROPOSAL

                 The Board currently consists of five directors (with six vacancies) who are elected to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified. The Nominating Committee has designated the Nominees listed below for election as directors to the Board to serve until the 2007 Annual Meeting or until their successors are duly elected and qualified. If any Nominee shall, prior to the Annual Meeting, become unavailable for election as a director, the persons named in the accompanying proxy card will vote for such other nominee, if any, in their discretion as may be recommended by the Nominating Committee.

NOMINEES

Name	Age	Position

Shant S. Hovnanian	48	Chairman of the Board of Directors, President and Chief Executive Officer
Vahak S. Hovnanian	75	Director
William F. Leimkuhler	56	Director
Jeffrey Najarian	48	Director
Christpher Vizas	57	Director

                Shant S. Hovnanian has served as our Chairman of the Board of Directors, President and Chief Executive Officer since October 1995. From June 1980 until January 1991, Mr. Hovnanian served as Executive Vice President of the V. S. Hovnanian Group (the “Hovnanian Group”), consisting of home building operations, real estate development and utility companies. In 1995, Mr. Hovnanian served as a U.S. Delegate to the World Radio Conference of the International Telecommunications Union in Geneva, Switzerland. Mr. Hovnanian is the son of Mr. Vahak S. Hovnanian.

                Vahak S. Hovnanian has served as a Director since October 1995. Mr. Hovnanian has been Chairman of the Board and President of the Hovnanian Group since 1968. Mr. Hovnanian is the father of Mr. Shant S. Hovnanian.

                 William F. Leimkuhler has served as a Director since September 2000. Mr. Leimkuhler is the General Counsel and Director of Business Development of Paice Corporation, a privately held developer of advanced vehicle powertrains. Mr. Leimkuhler is also a director of Integral Systems, Inc. and U.S. Neurosurgical, Inc. From 1994 through 1999, he held various positions with Allen & Company, a New York investment banking firm, initially serving as the firm’s General Counsel. Prior to that, Mr. Leimkuhler was a corporate partner with the New York law firm of Werbel & Carnelutti (now Heller Ehrman White & McAuliffe).

                 Jeffrey Najarian has served as a Director since October 2000. Mr. Najarian has been Chief Executive Officer of Starpoint Solutions, Inc., formerly TIS Worldwide, Inc., since its inception in 1992. A creator and founder of Starpoint, he has been instrumental in building one of the country’s fastest growing, privately-held companies, as cited by Inc. magazine. From 1984-1992, Mr. Najarian worked at Setford-Shaw-Najarian, a recruiting/placement firm for technology specialists, becoming a partner after only three years. He led the staff in billing, propelling SSN to become a leading search firm for Wall Street banks.

                 Christopher Vizas has served as a Director since July 2001. Mr. Vizas is a principal in the strategic advisory firm of East Wind Partners. He serves as a member of the Boards of several privately held companies. Mr. Vizas’ positions during the 1990s included Chairman of eGlobe, Inc, a turn around company reorganized under Chapter 11 of the Bankruptcy Act, CEO of Quo Vadis International, Managing Director of Kouri Capital Group and its Telecommunications & Technology affiliate, and founder and Vice Chairman of Orion Network Systems. Earlier in his career, he was a founder and part of the management in Trinity Cellular and Asia Pacific Space & Communications. Mr. Vizas served in the White House Office of Telecommunications Policy in the Ford Administration, as Special Counsel to the U.S. Privacy Commission, and on congressional staff.

Recommendation and Vote

                 Approval of the election of the Nominees to the Board requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting.

The Board recommends a vote FOR the election of the Nominees to the Board.

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PROPOSAL 2—THE INDEPENDENT AUDITORS PROPOSAL

                 Upon the recommendation of the Audit Committee of the Board, the Board proposes that the stockholders appoint the firm of PricewaterhouseCoopers LLP to serve as the independent auditors of the Company for the 2007 fiscal year until the 2008 Annual Meeting. PricewaterhouseCoopers has served as the Company’s independent auditors since the 1996 fiscal year. A representative of PricewaterhouseCoopers will attend the Annual Meeting, and will be available to respond to questions and may make a statement if he or she so desires.

                 Audit Fees represent fees for services rendered in connection with the annual audit and quarterly reviews of the Company’s financial statements. For the years ended December 31, 2006 and 2005, the Company paid or accrued $195,000 and $177,500, respectively, for audit fees to PricewaterhouseCoopers LLP.

                 Audit - Related Fees represent fees for services rendered in connection with assurance and related services that are reasonably related to the performance of the audit or review of the financial statements and are not reported as Audit Fees. For the years ended December 31, 2006 and 2005, the Company did not pay or accrue any amounts for audit related fees.

                 Tax Fees represent fees for services rendered in connection with tax compliance, tax advice and tax planning. For the years ended December 31, 2006 and 2005, the Company paid or accrued $50,000 and $50,000, respectively, for tax fees to PricewaterhouseCoopers LLP.

                 All Other Fees represent fees for services rendered other than those described above. For the years ended December 31, 2006 and 2005, the Company did not pay or accrue any amounts for these services.

                 The Audit Committee of the Company’s Board of Directors has established a policy requiring its pre-approval of all audit and non-audit services provided by its independent registered public accounting firm. The policy requires the general pre-approval of annual audit services and all other permitted services.

                 All of the audit and non-audit services described above were approved by the Audit Committee and not pursuant to the waiver of pre-approval provisions set forth in applicable rules of the SEC.

                 The Audit Committee has also considered whether the provision of non-audit services by PricewaterhouseCoopers to the Company is compatible with maintaining the independence of PricewaterhouseCoopers and concluded that the independence of PricewaterhouseCoopers is not compromised by the provision of such services.

Recommendation and Vote

                 Approval of the Independent Auditors Proposal requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting.

The Board recommends a vote FOR the approval of the Independent Auditors Proposal.

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PROPOSAL 3—THE REVERSE STOCK SPLIT PROPOSAL

Background

                Our Common Stock is listed for quotation on the Nasdaq Capital Market and trades under the symbol “SPDE”.

                 On June 19, 2007, we received notice from the Nasdaq Stock Market informing us that we were not in compliance with Rule 4310(c)(4) which requires us to maintain a minimum closing bid price of $1.00 per share (the “Rule”) and were given 180 days, or until December 17, 2007, to regain compliance. For the 30 consecutive business days prior to June 19, 2007, the bid price of our Common Stock closed below $1.00 per share. If at any time before December 17, 2007, the closing bid price of our Common Stock is equal to or greater than $1.00 for a minimum of 10 consecutive trading days, which period Nasdaq may increase up to a maximum of 20 consecutive trading days at its discretion pursuant to Rule 4310(c)(8)(E), we would be deemed to have complied with the Rule. However, between June 19 and October [2], 2007, the closing bid price of our Common Stock has ranged from [$0.54 to $0.79]. If we are unable to demonstrate compliance with the Rule by December 17, 2007, Nasdaq will notify us that our Common Stock will be delisted from the Nasdaq Stock Market. At that time, we may appeal the decision to a Nasdaq Listing Qualifications Panel.

                At each of our 2002 and 2003 Annual Meetings of stockholders, we sought and received stockholder approval for a reverse stock split. However, while on several occasions historically we have not been in compliance with this Rule, we subsequently received notice from Nasdaq that we had regained compliance with the Rule without the need to implement the reverse stock split. These previous approvals of stockholders have since expired.

Purpose of the Reverse Stock Split

                 The purpose of the reverse stock split is to increase the market price per share of our Common Stock. The Board intends to implement a reverse split only if it believes that a decrease in the number of shares outstanding is likely to improve the trading price of our Common Stock and necessary to continue our listing on Nasdaq. If the reverse stock split is authorized by stockholders but we otherwise regain compliance with the Rule, the Board will have the discretion to implement the reverse stock split once through December 31, 2008, or implement no reverse stock split at all. The Board has requested that stockholders approve an exchange ratio range, as opposed to approval of a specified exchange ratio, in order to give the Board maximum discretion to determine the exchange ratio based upon prevailing market conditions at the time. No further action on the part of the stockholders will be required to either implement or abandon the reverse stock split.

                 The reverse stock split is not intended as, and is not a part of or first step in, a “going private” transaction pursuant to Rule 13e-3 under the Exchange Act.

Board of Directors Determination

                 Our Board of Directors has unanimously adopted a resolution approving, and recommending to our stockholders for their approval, a proposal to amend our Certificate of Incorporation, as amended, authorizing a reverse split of the shares of our Common Stock at a ratio, to be established by the Board in its sole discretion, not to exceed one-for-six, or to abandon the reverse stock split. The amendment to the Certificate of Incorporation will implement the reverse stock split by reducing the number of shares of our Common Stock issued and outstanding, as well as treasury shares, by the ratio to be determined by the Board of Directors, not to exceed one-for-six.

                 You are now being asked to vote upon amendments to our Certificate of Incorporation to effect the reverse stock split. If stockholder approval is received, our Board of Directors will have the sole discretion pursuant to Section 242(c) of the Delaware General Corporation Law to elect, as it determines to be in the best interests of the Company and our stockholders, whether or not to effect the reverse stock split, and if so, the number of shares of our common stock up to a maximum of 6 that will be combined into one share of our Common Stock. Our Board of Directors believes that stockholder approval of amendments granting the Board this discretion, rather than approval of a specified exchange ratio, provides our Board of Directors with maximum flexibility to react to then-current market conditions and, therefore, is in the best interests of the Company and our stockholders. In determining the ratio of the reverse stock split to implement, our Board of Directors will consider, among other things, prevailing market conditions, the trading price of our Common Stock, the number of round lot holders of our Common Stock and the steps that we will need to take in order to maintain compliance with the trading price requirements and other listing regulations of the Nasdaq Capital Market.

                 If approved by the stockholders, our Board of Directors will have the authority to effect a reverse stock split on only one occasion, unless the stockholders subsequently approve an additional reverse stock split.

Reasons for the Reverse Stock Split

                 The Board has determined that the continued listing of our Common Stock on Nasdaq is in the best interests of our stockholders. If our Common Stock were delisted from Nasdaq, trading in our Common Stock would have to be conducted on the OTC Bulletin Board or in the non-Nasdaq over-the-counter market, also referred to as the “pink sheets”. The Board

13

believes that the liquidity in the trading market for our Common Stock would then be significantly decreased which could reduce the trading price and increase the transaction costs of trading shares of our Common Stock. In addition, stockholders may also experience a greater degree of difficulty in obtaining accurate, timely information concerning pricing and trading volume and in executing trades of our Common Stock.

                 The Board also believes that a higher share price may help generate investor interest in the Company. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. The Board further believes that a higher stock price would help us attract and retain employees and other strategic partners since some potential employees and strategic partners may be less likely to work for or with a company with a low stock price. We also believe that the increased market price of our common stock expected as a result of implementing a reverse stock split will improve the marketability and liquidity of our common stock and will encourage interest and trading in our common stock.

Potential Disadvantages of the Reverse Stock Split

                In evaluating whether or not to seek stockholder approval for the reverse stock split, our Board of Directors took into consideration negative factors associated with reverse stock splits. These factors include:

(a)	the negative perception of reverse stock splits held by many investors, analysts and other stock market participants,

(b)	the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels;

(c)	the adverse effect on liquidity that might be caused by a reduced number of shares outstanding,

(d)	the costs associated with implementing a reverse stock split,

(e)	the reverse stock split may not result in a per share price enough to attract and retain employees and strategic partners,

(f)	the bid price of our Common Stock after a reverse stock split may not be maintained at or above $1.00,

(g)	our Common Stock may be delisted from Nasdaq for other reasons,

(h)	the reverse stock split may result in some stockholders owning “odd-lots” of less than 100 shares of our Common Stock, potentially resulting in higher brokerage commissions and other transaction costs than the commissions and costs of transactions in “round-lots” of even multiples of 100 shares.

                Due to these factors, our Board of Directors could decide that delisting is more beneficial to the stockholders.

Effects of the Reverse Stock Split on Common Stock

                 A reverse stock split will reduce the number of shares of our Common Stock issued and outstanding, or held as treasury shares, into a proportionately fewer number of shares of Common Stock. For example, if our Board of Directors implements a one-for-three reverse stock split of our Common Stock, then a stockholder holding 300 shares of our Common Stock before the reverse stock split would hold 100 shares of our Common Stock after the reverse stock split. However, because the reverse stock split would apply to all issued shares of our Common Stock, the reverse stock split would not alter the relative rights and preferences of the Company’s existing stockholders (subject to the treatment of fractional shares) nor affect any stockholder’s proportionate equity interest in the Company.

                 The reverse stock split will also affect the outstanding options and warrants to purchase our Common Stock. Generally, the agreements and other documents governing all of the Company’s outstanding stock options and warrants to purchase our Common Stock include provisions requiring adjustments to the number of shares of Common Stock issuable upon exercise of such options or warrants. For example, if our Board of Directors implements a one-for-four reverse stock split of our Common Stock, each of the outstanding options or warrants to purchase our Common Stock would represent the right to purchase that number of shares of our Common Stock equal to 25% of the shares of our Common Stock previously covered by the options or warrants and the exercise price per share would be four times the previous exercise price.

                 The reverse stock split would not affect the par value of our Common Stock. As a result, at the effective time of the reverse stock split, the stated capital with respect to the Common Stock on the Company’s balance sheet would be reduced to the fraction of its present amount related to the ratio of the reverse stock split, and the additional paid-in capital account would

14

be credited with the amount by which the stated capital account is reduced. The reverse stock split would also affect the Company’s earnings per share and book value per share of our Common Stock following the reverse stock split, as there will be fewer shares of our Common Stock outstanding.

                 Although the proposed reverse stock split will not affect the rights of stockholders or any stockholder’s proportionate equity interest in the Company (subject to the treatment of fractional shares), the number of authorized shares of our Common Stock will not be reduced. This will increase significantly the ability of our Board of Directors to issue authorized and unissued shares without further stockholder action. The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of common stock. The effective increase in the number of authorized but unissued shares of our common stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our Certificate of Incorporation or bylaws.

                 Our Common Stock is currently registered under the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The reverse stock split will not affect the registration of our Common Stock under the Exchange Act.

Certain Federal Income Tax Consequences

                 The following discussion summarizing certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended, and is for general information only. It does not discuss consequences that may apply to special classes of taxpayers (e.g., non-resident aliens or broker-dealers). It also does not discuss state and local tax issues. Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

                 Generally, a reverse stock split will not result in the recognition of gain or loss for federal income tax purposes. The adjusted tax basis of the aggregate number of new shares of our Common Stock will be the same as the adjusted basis of the aggregate number of shares of our Common Stock held by a stockholder immediately prior to the reverse stock split and the holding period of the Common Stock after the reverse stock split will include the holding period of the Common Stock held prior to the reverse stock split. No gain or loss will be recognized by the Company as a result of the reverse stock split.

Exchange of Stock Certificates

            If the reverse stock split is implemented by the Board, as soon as practicable after the effective date our transfer agent will mail transmittal forms to each holder of record of certificates formerly representing shares of our Common Stock that will be used in forwarding certificates for surrender and exchange for certificates representing the number of shares of our Common Stock the holder is entitled to receive as a consequence of the reverse stock split. The transmittal form will be accompanied by instructions specifying other details of the exchange.

            After receipt of a transmittal form, each holder should surrender the certificates formerly representing shares of our Common stock and will receive in exchange certificates representing the number of shares of our common stock to which the holder is entitled. No stockholder will be required to pay a transfer or other fee to exchange his, her or its certificates. Stockholders should not send in certificates until they receive a transmittal form from our transfer agent. In connection with the reverse stock split, our common stock will change its current CUSIP number. This new CUSIP number will appear on any new stock certificates issued representing shares of our post-split common stock.

Fractional Shares

                 In order to avoid the expense and inconvenience of issuing fractional shares in connection with the reverse stock split, we will round any fractional share that results from the reverse stock split up to the next whole share.

Appraisal Rights

                 No appraisal rights are available under the Delaware General Corporation Law or under our Certificate of Incorporation, as amended, or under our Bylaws to any stockholder who dissents from the proposal to approve the reverse stock split.

Recommendation and Vote

                 Approval of the Reverse Stock Split Proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock.

The Board recommends a vote FOR the approval of the Reverse Stock Split Proposal.

15

OTHER BUSINESS OF THE MEETING

                 The Company is not aware of any matters to come before the Annual Meeting other than those stated in this Proxy Statement. However, since matters which management of the Company is not now aware of may come before the Annual Meeting or any adjournment, the proxies confer discretionary authority with respect to acting on these matters. The persons named in the proxies intend to vote, act and consent in accordance with their best judgment with respect to these matters. Upon receipt of proxies in time for voting, the shares represented will be voted as indicated thereon and in this Proxy Statement.

2008 STOCKHOLDERS’ PROPOSALS

                 To be considered for inclusion in the Company’s proxy statement relating to the Annual Meeting of Stockholders to be held in 2008, the Secretary of the Company must receive stockholder proposals no later than 120 days prior to _____, 2008. To be considered for presentation at the Annual Meeting, although not included in the proxy statement, proposals must be received no later than 45 days prior to ____, 2008. All stockholder proposals should be sent to the attention of Corporate Secretary, Speedus Corp., 9 Desbrosses Street, Suite 402, New York, New York, 10013.

STOCKHOLDERS SHARING AN ADDRESS

                 We will deliver only one Proxy Statement, Annual Report, or Notice of Internet Availability of Proxy Materials to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We undertake to deliver promptly, upon written or oral request, a separate copy of the Proxy Statement, Annual Report, or Notice of Internet Availability of Proxy Materials to a shareholder at a shared address to which a single copy of the Proxy Statement, Annual Report, or Notices of Internet Availability of Proxy Materials is delivered. A shareholder can notify us that the shareholder wishes to receive a separate copy of the Proxy Statement, Annual Report, or Notices of Internet Availability of Proxy Materials by contacting us at Speedus Corp., c/o Corporate Secretary, 9 Desbrosses Street, Suite 402, New York, New York, 10013 or by calling us at 888.773.3669, Ext 26. Conversely, if multiple stockholders sharing an address receive multiple Proxy Statements, Annual Reports, or Notices of Internet Availability of Proxy Materials and wish to receive only one, such stockholders can notify us at the address or phone number set forth in the preceding sentence.

FORM 10-K REPORT

                 A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2006 IS INCLUDED IN THIS MAILING WITH THE PROXY STATEMENT. ADDITIONAL COPIES MAY BE OBTAINED WITHOUT CHARGE BY ANY STOCKHOLDER UPON WRITTEN REQUEST TO SPEEDUS CORP., 9 DESBROSSES STREET, SUITE 402, NEW YORK, NEW YORK 10013; BY CALLING US AT 888.773.3669, EXT 26, OR BY VISITING OUR WEBSITE AT WWW.SPEEDUS.COM.

By Order of the Board of Directors Shant S. Hovnanian

Chairman, President and Chief Executive Officer

October __, 2007
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PROXY CARD

SPEEDUS CORP.

Dear Stockholder,

Please take note of the important information enclosed with this Proxy Card. There are three proposals related to the management and operation of Speedus Corp. (the “Company”) that require your immediate attention. These are discussed in detail in the enclosed Proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this Proxy Card to indicate how your shares will be voted. Then sign the card, detach it and return your Proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders of the Company to be held on November 20, 2007.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Shant S. Hovnanian
Chairman, President and
Chief Executive Officer

SPEEDUS CORP.
9 Desbrosses Street, Suite 402
New York, New York 10013

Annual Meeting of Stockholders – November 20, 2007
Proxy Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Shant S. Hovnanian and Thomas M. Finn as Proxies, with full power of substitution to each, to vote for and on behalf of the undersigned at the 2007 Annual Meeting of Stockholders of Speedus Corp. to be held at the Company’s Executive Offices, 9 Desbrosses Street, New York, New York 10013, on Tuesday, November 20, 2007, at 10:00 AM, Eastern time, and at any adjournment or adjournments thereof. The undersigned hereby directs the said Proxies to vote in accordance with his judgment on any matters which may properly come before the Annual Meeting, all as indicated in the Notice of Annual Meeting, receipt of which is hereby acknowledged, and act on the following matters set forth in such notice as specified by the undersigned. In their discretion, the Proxies are authorized to vote upon any other business that may properly come before the Annual Meeting or at any adjournment(s) thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 and 3.

THE SUBMISSION OF THIS PROXY, IF PROPERLY EXECUTED, REVOKES ALL PRIOR PROXIES.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must

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sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED ? ____________________________

DO YOU HAVE ANY COMMENTS ? ____________________________

☒    PLEASE MARK VOTES AS IN THIS EXAMPLE

SPEEDUS CORP.

Mark box at right if an address change or comment has been noted on the reverse side of this Proxy Card.  ☐

CONTROL NUMBER:
RECORD DATE SHARES:

1.   To elect to the Board of Directors the five directors listed below currently serving thereon to serve until the Company’s 2008 Annual Meeting of Stockholders or until their successors are duly elected.

(01) Shant S. Hovnanian

(02) Vahak S. Hovnanian

(03) William F. Leimkuhler

(04) Jeffrey Najarian

(05) Christopher Vizas

For All Nominees	☐
Withhold From All Nominees	☐

☐
Instruction: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided above.

2. Ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company.

For	☐
Against	☐
Abstain	☐

3. To approve an amendment to the Certificate of Incorporation, as amended, of the Company to enable the Company to effect a reverse stock split of all the issued and outstanding shares, as well as treasury shares, of the Company’s Common Stock at a ratio not to exceed one-for-six

For	☐
Against	☐
Abstain	☐

Please be sure to sign and date this Proxy Card. Date ____________ Stockholder sign here _________________ Co-owner sign here _________________
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